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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 7, 1997


                               OPEN MARKET, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                 Delaware
                (State or Other Jurisdiction of Incorporation)


        0-28436                                      04-3214536
(Commission File Number)                   (IRS Employer Identification No.)


             245 First Street, Cambridge, Massachusetts         02142
            (Address of principal executive offices)         (Zip Code)


                              (617) 949-7000
              Registrant's Telephone Number, Including Area Code


                               Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)




        Item 2.  Acquisition or Disposition of Assets

        On March 7, 1997, pursuant to the terms of a Stock Purchase Agreement dated as of February 20, 1997 (the "Stock Purchase Agreement"), among Folio Corporation, a Utah corporation ("Folio") and a supplier of software for managing business information, Reed Elsevier Inc., a Massachusetts corporation and the sole









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stockholder of Folio (the "Stockholder") and Open Market, Inc., a Delaware
corporation (the "Company"), the Company acquired all the outstanding shares of capital stock of Folio. As payment of the purchase price, the Company (a) issued 897,866 shares of Common Stock of the Company (b) made a cash payment of $10,000,000 (c) agreed to issue 897,866 shares of Common Stock of the Company in January 1998 and (d) issued a promissory note of the Company in the original principal amount of $10,000,000 payable in either cash or a combination of cash and Common Stock of the Company as provided in the Stock Purchase Agreement.

        The terms of the Stock Purchase Agreement, including the amount of the consideration paid by the Company, were determined by the Company, Folio and the Stockholder in arms length negotiations. Prior to the closing of this transaction, there was no material relationship between the Company and Folio and the Stockholder.

             Item 7. Financial Statements, Pro Forma Financial Information and
                     Exhibits

                        (a)    Financial Statements of Business Acquired.

                         It is impracticable to provide the required financial
statements of Folio Corporation at the time of the filing of this Report. Accordingly, such financial statements will be filed as soon as practicable, but not later than May 23, 1997.

                        (b)    Pro Forma Financial Information.

                         It is impracticable to provide the required pro forma
financial information at the time of the filing of this Report. Accordingly, such pro forma financial information will be filed as soon as practicable, but not later than May 23, 1997.

                        (c)    Exhibits

                         Exhibit No.             Description

                          2.1 Stock Purchase Agreement, dated as of February 20, 1997, among Folio Corporation, Reed Elsevier Inc. and Open Market, Inc.


SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 14, 1997                   OPEN MARKET, INC.
                                           (Registrant)




                                 By:  /s/ Regina O. Sommer
                                     --------------------------
                                        Regina O. Sommer
                                     Chief Financial Officer



                                 EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT

   2.1* Stock Purchase Agreement, dated as of February 20, 1997, among Folio Corporation, Reed Elsevier Inc. and Open Market, Inc.
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* Confidential treatment requested as to certain portions which have been omitted and filed separately with the Securities and Exchange Commission.